UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2006

Forrester Research, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other juris- diction of incorporation	(Commission on File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 613-6000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Ex-99.1 Press release dated February 28, 2006 issued by Forrester Research, Inc.

Item 8.01.      Other Events.
     Effective May 15, 2006, Dennis Van Lingen will succeed Robert W. Davidson as President, EMEA (Europe, Middle East, Africa) Operating Group, of Forrester Research, Inc. (the “Company”). Mr. Davidson, who will be leaving the Company on June 30, 2006, will be transitioning his responsibilities to Mr. Van Lingen over the next few months.
     The full text of the press release issued in connection with this matter is attached as Exhibit 99.1 and incorporated by reference herein.
Item 9.01.      Financial Statements and Exhibits
(d)	Exhibits

99.1 Press release dated February 28, 2006 issued by Forrester Research, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2006	FORRESTER RESEARCH, INC.
	By:	/s/ Warren Hadley
Warren Hadley
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)